                   FIRST AMENDMENT TO LOAN AGREEMENT

               This First Amendment to Loan Agreement (the
"Amendment") is dated as of the 5th day of March, 1997, by and among Magna Group, Inc. ("Borrower"), LaSalle National Bank ("LaSalle"), Mellon Bank, N.A. ("Mellon") and Harris Trust and Savings Bank ("Harris") (LaSalle, Mellon and Harris are hereinafter referred to individually as "Lender" and collectively as "Lenders" and LaSalle in a separate capacity as Agent for Lenders under the "Loan Agreement" (as hereinafter defined) is hereinafter referred to as "Agent").

                            R E C I T A L S
                            ---------------

               A.     Borrower and LaSalle are parties to a Loan
Agreement dated as of December 30, 1996 (including all exhibits and riders thereto and as supplemented and amended prior hereto or hereafter, referred to herein as the "Loan Agreement").

               B. Borrower desires to amend the Loan Agreement to provide for the addition of Harris and Mellon as Lenders thereunder and to provide for certain other modifications in the terms thereof.

               C.     Agent and Lenders are amenable to such
modifications on the terms and conditions contained herein.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

               SECTION 1.  RECITALS.  The Recitals to this
                           --------
Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

               SECTION 2.  AMENDMENTS TO LOAN AGREEMENT.  Subject
                           ----------------------------
to the terms of this Amendment, the Loan Agreement is hereby amended as follows:

               2.1 The definition of "Bank Subsidiary" as set forth in Section 1.1 of the Loan Agreement, is hereby amended to insert a close parenthesis after the words "from time to time" appearing in the second line thereof.

               2.2 The definition of "Interest Period" appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting the word "and" where it appears prior to subsection "(iv)" in line fourteen thereof and inserting the following at the end of subsection "(iv)" thereof:

               ", and (v) no Interest Period may be selected if after giving effect thereto Borrower will be unable to make a principal payment scheduled to be made during such Interest Period without paying part of a Eurodollar Loan on a date other than the last day of an Interest Period applicable thereto."

               2.3    The definition of "Libor Rate" appearing in
Section 1.1 of the Loan Agreement is hereby amended by deleting the word "Bank" following the word "InterBank" in the fourth line thereof and inserting in substitution therefor the word "Market".

               2.4 The definition of "Majority Lenders" appearing in Section 1.1 of the Loan Agreement is hereby amended by deleting the word "Obligations" where it appears therein and inserting in substitution therefor, the word "Loans".

               2.5 The definition of "Obligations" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "Obligations" shall mean all loans, advances,
                -----------
               overdrafts, debts, liabilities (including without limitation any and all amounts charged to Borrower's account pursuant to any provision of this Agreement authorizing Agent to charge Borrower's Loan Account), obligations, covenants, lease payments, guaranties, and duties owing by Borrower to Agent or Lenders of any kind or description arising out of or related to the Loans, this Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and further including without limitation all interest, all Out-Of-Pocket Fees and Costs which Borrower is required to pay, or reimburse pursuant to this Agreement or any other Loan Document, by law or otherwise."

               2.6 Section 1.1 of the Loan Agreement is hereby amended to add the following new defined term in its proper alphabetical sequence:

               "Maximum Revolving Loan Facility" shall mean
                -------------------------------
               $100,000,000.

               2.7 Section 1.2 of the Loan Agreement is hereby amended by deleting the word "and" after the word "Borrower" appearing on line ten thereof, inserting a comma in substitution therefor, and inserting the following after the word "Agent" in line ten thereof:

               "and the Majority Lenders".

               2.8 Sections 2.1 and 2.2 of the Loan Agreement are hereby amended in their entirety to read as follows:

               "2.1   Revolving Credit Facility.  Subject to the
                      -------------------------
               terms and provisions of this Agreement including without limitation, that no Event of Default or Potential Default has occurred and all other conditions precedent to lending under Section 4 hereof have been satisfied,
                             ---------
               upon the request of Borrower, made at any time and from time to time prior to December 30, 1999 (the "Revolving Loan Termination Date"), each of the Lenders severally and not jointly agrees to make loans and advances (hereinafter individually referred to as a "Revolving Loan" and collectively as "Revolving Loans") to Borrower from time to time in the amount of each Lender's Revolving Loan Commitment Percentage of the Revolving Loans requested by Borrower so long as the aggregate amount of the Revolving Loans outstanding at any time does not exceed the sum of the Maximum Revolving Loan Facility, less the amount of all Revolving Loans from time to time converted to Term Loans as
               provided in Section 2.2 below, and in the case of
                           -----------
               each Lender, up to but not exceeding each Lender's Revolving Loan Commitment, less the amount of its Pro Rata Share of Revolving Loans converted to Term Loans.

                      The Revolving Loans shall be evidenced by, and
               repayable in accordance with, the Revolving Loan
               Notes substantially in the form of Exhibit 2.1 to
                                                  -----------
               this Agreement ("Revolving Loan Notes").

               2.2    Term Loan.  Subject to the terms and
                      ---------
               provisions of this Agreement, at any time prior to the Revolving Loan Termination Date and upon fulfillment of all the conditions precedent to any Loans under Section 4 hereof, Borrower may elect by
                           ---------
               notice in writing to Agent and Lenders, to convert all, or a portion of the outstanding principal balance of the Revolving Loans to term loans for a term commencing on the Conversion Date and ending not later than December 30, 2002, and each of the Lenders, severally and not jointly, agree to make a term loan to Borrower in the amount of its Term Loan Commitment Percentage of the outstanding principal balance of the Revolving Loans being converted, but in no event more than its Term Loan Commitment (each a "Term Loan" and collectively the "Term Loans"). At no time shall the aggregate sum of all Revolving and Term Loans outstanding exceed the Maximum Facility and the aggregate sum of all Revolving Loans converted to Term Loans shall not exceed $100,000,000. The portion of the Revolving Loans designated for conversion in Borrower's notice to Agent and Lenders shall convert into the Term Loans upon the fifth (5th) Business Day following the date of notice to convert from Borrower to Agent and Lenders ("Conversion Date"), which notice shall specify the term elected by Borrower. The Term Loans shall be evidenced by, and repayable in accordance with, the Term Loan Notes substantially in the form of Exhibit 2.2
                                                  -----------
               ("Term Loan Notes") providing for repayment of the outstanding principal balance thereof in equal quarterly installments based upon the term elected by Borrower, with a final payment of all outstanding principal and interest on the expiration of the term selected by Borrower, but in no event later than December 30, 2002 ("Term Loan Termination Date"). Borrower shall execute and deliver a Term Loan Note to each Lender for its Term Loan, dated as of the Conversion Date, prior to the Conversion Date. Each designation by Borrower of a portion of the Revolving Loans to be converted shall be apportioned pro rata among the outstanding Revolving Loans of all Lenders.

               2.9 Section 2.3(a) of the Loan Agreement is hereby amended by inserting the word "or" after the word "made" on line 12 thereof.

               2.10 Section 2.5 of the Loan Agreement is hereby amended by deleting the reference to Section 2.12 appearing on the second line thereof and inserting in substitution therefor a reference to "Section 2.9".

               2.11 Section 2.6 of the Loan Agreement is hereby amended by deleting the reference to the "Default Rate for such period" appearing on lines 13 and 14 thereof and inserting in substitution therefor the following:

               "effective rate charged to the Agent for overnight federal funds transactions with member banks of the federal reserve system for each day as determined by Agent (or in the case of a day which is not a Business Day, then the preceding day)"

               2.12 Section 2.6 of the Loan Agreement is further amended to delete the words "as aforesaid" appearing in line
16 thereof and inserting in substitution therefor the words
"Default Rate".

               2.13 Section 2.8(a) of the Loan Agreement is hereby amended by placing a period after the percentage figure
".90%" appearing on the fifth line of the second full paragraph thereof.

               2.14 Section 2.10 of the Loan Agreement is hereby amended by inserting the words "and Lenders" after the word
"Agent" where it appears in the fifth line thereof, and by inserting the words "and Lenders'" after the word "Agent's" where it appears in the sixth line thereof.

               2.15 Section 2.12 of the Loan Agreement is hereby amended by deleting the words "Lenders" and "Lender" wherever they appear therein and inserting in substitution therefor the words "any Lender".

               2.16 Section 2.13(a) and (b) of the Loan Agreement are hereby amended by changing the first letter of the first word of each section from uppercase to lowercase and inserting the following words at the beginning of each subsection:

               "Provided no Event of Default has occurred,"

               2.17 Section 2.15(a) of the Loan Agreement is hereby amended by inserting the words "and Lenders" after the word "Borrower" on the eleventh line thereof.

               2.18 Section 2.16(a) and (b) of the Loan Agreement are hereby amended in their entirety to read as follows:

               "(a) The Agent or any Lender advises the Borrower and Lenders that deposits in United States Dollars (in the applicable amounts) are not being offered to it in the off-shore U.S. Dollar interbank market for such Interest Period, or

               (b) any Lender advises the Agent that the Libor Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans for such Interest Period, then the Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended without liability to Agent or Lenders."

               2.19 Section 5.11 of the Loan Agreement is hereby amended by adding the words "and its Subsidiaries on a consolidated basis" after the word "Borrower" where it appears in the last line thereof.

               2.20   The first sentence of Section 6 of the Loan
Agreement is hereby amended in its entirety to read as follows:

               "Borrower will not nor will it permit any of its Subsidiaries to, without Agent's and Lenders' prior written consent:".

               2.21 Section 6.1 of the Loan Agreement is hereby amended by deleting the word "all" appearing in the sixteenth line thereof and inserting the word "an" in substitution therefor.

               2.22 Section 6.9 of the Loan Agreement is hereby amended by inserting the word "not" after the words "Fiscal
Year" appearing in the third line thereof.

               2.23 Section 7.4 of the Loan Agreement is hereby amended by inserting a "comma" and the words "Lenders" after the word "Agent" where it appears in the twelfth and seventeenth lines thereof, and by deleting the word "its" where it appears in the twelfth and eighteenth lines thereof and inserting in substitution therefor the word "their".

               2.24 Section 8.2(f) of the Loan Agreement is hereby amended by inserting the words "or any Lender" after the word
"Agent" where it appears in the second line thereof and by inserting the words "or to any assignee or prospective assignee of a Lender's interest hereunder" at the conclusion thereof.

               2.25 Sections 8.3 and 8.4 of the Loan Agreement are hereby Amended in their entirety to read as follows:

               "8.3   Accounting Information.
                      ----------------------

                      Borrower authorizes Agent and each Lender to
               discuss the financial condition of Borrower with Borrower's independent public accountants and agrees that such discussion or communication shall be without liability to Agent, any Lender or Borrower's independent public accountants. Prior to the occurrence of an Event of Default, Agent or the requesting Lender shall provide Borrower prior notice of any proposed discussion with Borrower's accountants. Borrower shall deliver a letter addressed to such accountants authorizing them to comply with the provisions of this subsection, and authorizing Agent and each Lender to rely on financial statements of Borrower issued by such accountants, which letter shall be acknowledged and consented to in writing by such accountants.

               8.4    Other Information and Changes.
                      -----------------------------

                      Borrower shall promptly supply Agent or any
               Lender with such other information concerning its or its Subsidiaries' affairs as Agent or any Lender may reasonably request from time to time hereafter, and shall promptly notify Agent and Lenders of any material adverse change in Borrower's or any Subsidiary's financial condition and of any condition or event which constitutes a breach of or an Event of Default under this Agreement."

               2.26 Section 10.4 of the Loan Agreement is hereby amended by inserting the words "or any Subsidiary's" after the word "Borrower's" where it appears in the first line thereof.

               2.27 Section 12 of the Loan Agreement is hereby amended by inserting the following after the words "Agent may" where it appears in the fourth line thereof:

               "with the consent of the Majority Lenders,".

               2.28 Section 15(c) of the Loan Agreement is hereby amended by deleting the last full sentence thereof in its entirety.

               2.29 Section 15(h)(1) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

               "(1) Any Lender may make loans, advances or other financial accommodations to Borrower outside of this Agreement; provided that no such loans or financial accommodations shall be made on a secured basis if it would cause Borrower to violate Section
               6.1 of this Agreement."

               2.30 Section 15(k)(2) of the Loan Agreement is hereby amended by deleting the word "or" prior to subsection
(iv) on the fifth line thereof and inserting the following after the word "Borrower" where it appears on the sixth line thereof:

               ", or (v) any extension of the time of payment of principal, interest or fees due under this Agreement".

               2.31 Section 18.2 of the Loan Agreement is hereby amended by inserting the words "and Lenders'" after the word
"Agent's" where it appears on the third line thereof and by adding the words "and Lenders" after the word "Agent" where it appears in the fourth line thereof.

               2.32 Exhibit A to the Loan Agreement is hereby amended by adding thereto the Revolving Credit Notes in favor of Mellon and Harris in the form of Exhibit A attached to this Amendment.

               2.33 The address and facsimile numbers for Harris and Mellon for notice purposes under the Loan Agreement shall be as specified below their signatures to this Amendment.

               SECTION 3.     ADDITION OF MELLON AND HARRIS AS LENDERS.
                              ----------------------------------------

               3.1    Addition of Lenders.  Borrower, LaSalle,
                      -------------------
Mellon and Harris acknowledge and agree that upon the execution and delivery of this Amendment to Agent by all parties hereto, Harris and Mellon shall each become a Lender party to the Loan Agreement effective as of the date of this Amendment, or such later date on which Borrower has satisfied all of the conditions precedent to the effectiveness of this Amendment, and the Revolving Loan Commitment, Term Loan Commitment, Revolving Loan Commitment Percentage and Term
Loan Commitment Percentage of each Lender shall be amended to the respective commitments and percentages set forth opposite each Lender's name on the signature page to this Amendment.

               3.2    Funding of Loans.  Upon the effectiveness
                      ----------------
of this Amendment with respect to the addition of Mellon and Harris as Lenders, Mellon and Harris shall each make available to Agent its proportionate share of any outstanding Loans and Agent shall make a payment to LaSalle of the amount by which its percentage of the outstanding Loans exceeds its Pro Rata Share after giving effect to the Commitments of Harris and Mellon. Any Eurodollar Loan funded by Mellon and Harris pursuant to the foregoing paragraph shall be for an Interest Period coterminous with the remainder of the Interest Period on any outstanding Eurodollar Loans made by LaSalle.

               SECTION 4.  REPRESENTATION OF THE WARRANTIES.  To
                           --------------------------------
induce Agent and Lenders to amend the Loan Agreement, Borrower represents and warrants to Agent and Lenders that:

               4.1    Compliance with Loan Agreement.  On the date
                      ------------------------------
hereof, Borrower is in compliance with the terms and provisions of the Loan Agreement and no Event of Default or Potential Default specified therein has occurred.

               4.2    Representations and Warranties.  On the date
                      ------------------------------
hereof, the representations and warranties set forth in the Loan Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

               4.3    Authority of Borrower.  Borrower has full
                      ---------------------
power and authority to enter into this Amendment, which has been duly authorized by all proper and necessary corporate action. No consent or approval of any public authority or regulatory body or any other party, is required as a condition to the execution, validity or enforceability of this Amendment.

               4.4    Amendment as Binding Agreement.  This
                      ------------------------------
Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower, Agent and Lenders in accordance with its terms.

               SECTION 5.  CONDITIONS PRECEDENT.  The agreement by
                           --------------------
Lenders to amend the Loan Agreement pursuant to the terms of this Amendment is subject to the following conditions precedent:

               5.1    Evidence of Authority.  Agent shall have
                      ---------------------
received evidence of the authorization of Borrower to enter into this Amendment by its Board of Directors in form acceptable to Agent.

               5.2    Revolving Credit Notes.  Borrower shall have
                      ----------------------
executed and delivered to Mellon and Harris, the appropriate
Revolving Credit Note in the form of Exhibit A hereto.
                                     ---------

               SECTION 6.  GENERAL PROVISIONS.
                           ------------------

               6.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement are in all other respects ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall be controlling.

               6.2    After the effective date hereof, all
references in the Loan Agreement and in all related agreements and documents to "Agreement", "hereof", or the like shall refer to the Loan Agreement as herein amended or modified.

               6.3 This Amendment shall not constitute a waiver of any existing events of default or any other provisions of the Loan Agreement as amended hereby, except as expressly set forth herein, and shall not constitute a course of dealing with respect to any such events of default or an agreement to further consents, amendments or waivers under the Loan
Agreement. Agent and Lenders expressly reserve their rights and remedies, none of which shall be deemed to be waived hereby.

               6.4 Borrower hereby agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation and consummation of this Amendment and all other documents related thereto, including, without limitation, the fees and expenses of Agent's counsel.

               6.5    This Amendment shall be construed in
accordance with and governed by the laws of the State of Illinois.

               6.6 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original, but all of which shall constitute one and the same instrument.

               6.7    Capitalized terms used herein which are
defined in the Loan Agreement, shall unless otherwise defined herein, have the meanings provided in the Loan Agreement.

               IN WITNESS WHEREOF, the Borrower, Agent and Lenders have caused this Amendment to be duly executed as of the date first above written.

                                             MAGNA GROUP, INC.



                                             By:    /s/ Ronald A. Buerges
                                                   --------------------------
                                             Title: EVP & CFO
                                                   --------------------------

Revolving Loan Commitment: $50,000,000       LASALLE NATIONAL BANK
Revolving Loan Commitment Percentage: 50%
Term Loan Commitment: $50,000,000
Term Loan Commitment Percentage: 50%
                                             By:    /s/ Phillip J. Hagglund
                                                   --------------------------
                                             Title: Vice President
                                                   --------------------------


Revolving Loan Commitment: $30,000,000       MELLON BANK, N.A.
Revolving Loan Commitment Percentage: 30%
Term Loan Commitment: $30,000,000
Term Loan Commitment Percentage: 30%
                                             By:    /s/ Michael Schuster
                                                   --------------------------
                                             Title: Vice President
                                                   --------------------------
                                             Address: One Mellon Bank Center
                                                      Room 4525
                                                      Pittsburgh, PA  15258-0001
                                             Attn: Michael Schuster
                                             Fax No:  (412) 234-9047

Revolving Loan Commitment: $20,000,000       HARRIS TRUST AND SAVINGS BANK
Loan Commitment Percentage: 20%
Term Loan Commitment: $20,000,000
Term Loan Commitment Percentage: 20%
                                             By:    /s/ Patrick A. Horne
                                                   --------------------------
                                             Title: Vice President
                                                   --------------------------
                                             Address: 111 W. Monroe Street
                                                      Chicago, IL 60603
                                             Attn: Patrick A. Horne
                                             Fax No:  (312) 765-8353

                                Exhibit A
                                ---------

                           REVOLVING LOAN NOTE


$30,000,000                                               Chicago, Illinois
                                                              March 5, 1997

          FOR VALUE RECEIVED, the undersigned MAGNA GROUP, INC. ("Borrower") promises to pay to the order of MELLON BANK, N.A. ("Lender"), at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258-0001, or such other place as Lender may from time to time designate in writing, on or before December 30, 1999, the principal sum of Thirty Million and 00/100 Dollars ($30,000,000) or, if less, the aggregate unpaid principal amount of all advances made by Lender as, or relating to, the Revolving Loans in accordance with the provisions of a Loan Agreement dated as of December 30, 1996, among Borrower, Lender and certain other parties, as amended and supplemented from time to time ("Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

          Except as hereinafter provided, Borrower's obligations and liabilities to Lender under this Note ("Borrower's Liabilities") unpaid from time to time shall bear interest from the date hereof until paid at the applicable rate provided in Section 2.8 of the Loan Agreement. Interest shall be computed on the basis of actual days elapsed over a 360-day year and shall be payable in arrears, at the times provided in the Loan Agreement.

          If any of Borrower's Liabilities are not paid when due and payable or declared due and payable, interest, in lieu of the interest hereinabove provided, shall accrue on Borrower's Liabilities from the due date of the same until paid, at the "Default Rate" (as defined in the Loan Agreement). Such amounts shall be part of Borrower's Liabilities immediately due and payable by Borrower to Lender without notice by Lender to or demand by Lender of Borrower.

          Borrower warrants and represents to Lender that Borrower shall use the proceeds represented by this Note solely for proper business purposes, and consistently with all applicable laws and statutes. Borrower further warrants and represents to Lender and covenants with Lender that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Note will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          This Note is a Revolving Loan Note referred to in the Loan Agreement to which reference is made for a statement of the terms and conditions under which prepayments on this Note may and shall be made, for a description of the circumstances under which this Note may be declared due and payable.

          The occurrence of an Event of Default under the Loan Agreement, or Borrower's failure to pay any of Borrower's Liabilities when due and payable or declared due and payable shall constitute a default by Borrower ("Event of Default") under this Note.

          Subject to the provisions of the Loan Agreement, upon an Event of Default hereunder, without notice by Lender to or demand by Lender of Borrower, all of Borrower's Liabilities shall be due and payable, forthwith. The acceptance by Lender of any partial payment made hereunder after the time when any obligation under this Note becomes due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment hereof. Borrower and every endorser hereof waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note.

          If at any time or times after the date of this Note, Lender: (a) employs counsel for advice or other representation (i) to represent Lender in any litigation, contest, dispute, suit, proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower or any other person) in any way or respect relating to this Note, or (ii) to enforce any rights of Lender against Borrower; and/or (b) attempts to or enforces any of Lender's rights and remedies against Borrower or any other party primarily or otherwise liable with respect to Borrower's Liabilities, the reasonable costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of Borrower's Liabilities, payable by Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses, costs, charges and fees include reasonable attorneys' fees, costs and expenses.

          If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

          This Note is submitted by Borrower to Lender at Lender's principal place of business and shall be deemed to have been made thereat. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

          To induce Lender to accept this Note, Borrower, irrevocably, agrees that, subject to Lender's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Note, shall be litigated in courts having situs within the County of Cook, State of Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said county and state. Borrower hereby waives any right Borrower may have to transfer or change the venue of any litigation brought against Borrower by Lender in accordance with this paragraph.

          BORROWER AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed on the 5th day of March, 1997.


                                       MAGNA GROUP, INC.


                                       By:     -------------------------------
                                       Title:  -------------------------------

                                  ATTEST:

                                       By:     -------------------------------
                                       Title:  -------------------------------

                           REVOLVING LOAN NOTE


$20,000,000                                               Chicago, Illinois
                                                              March 5, 1997


          FOR VALUE RECEIVED, the undersigned MAGNA GROUP, INC. ("Borrower") promises to pay to the order of HARRIS TRUST AND SAVINGS BANK ("Lender"), at 111 West Monroe Street, Chicago, Illinois 60603, or such other place as Lender may from time to time designate in writing, on or before December 30, 1999, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all advances made by Lender as, or relating to, the Revolving Loans in accordance with the provisions of a Loan Agreement dated as of December 30, 1996, among Borrower, Lender and certain other parties, as amended and supplemented from time to time ("Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

          Except as hereinafter provided, Borrower's obligations and liabilities to Lender under this Note ("Borrower's Liabilities") unpaid from time to time shall bear interest from the date hereof until paid at the applicable rate provided in Section 2.8 of the Loan Agreement. Interest shall be computed on the basis of actual days elapsed over a 360-day year and shall be payable in arrears, at the times provided in the Loan Agreement.

          If any of Borrower's Liabilities are not paid when due and payable or declared due and payable, interest, in lieu of the interest hereinabove provided, shall accrue on Borrower's Liabilities from the due date of the same until paid, at the "Default Rate" (as defined in the Loan Agreement). Such amounts shall be part of Borrower's Liabilities immediately due and payable by Borrower to Lender without notice by Lender to or demand by Lender of Borrower.

          Borrower warrants and represents to Lender that Borrower shall use the proceeds represented by this Note solely for proper business purposes, and consistently with all applicable laws and statutes. Borrower further warrants and represents to Lender and covenants with Lender that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Note will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          This Note is a Revolving Loan Note referred to in the Loan Agreement to which reference is made for a statement of the terms and conditions under which prepayments on this Note may and shall be made, for a description of the circumstances under which this Note may be declared due and payable.

          The occurrence of an Event of Default under the Loan Agreement, or Borrower's failure to pay any of Borrower's Liabilities when due and payable or declared due and payable shall constitute a default by Borrower ("Event of Default") under this Note.

          Subject to the provisions of the Loan Agreement, upon an Event of Default hereunder, without notice by Lender to or demand by Lender of Borrower, all of Borrower's Liabilities shall be due and payable, forthwith. The acceptance by Lender of any partial payment made hereunder after the time when any obligation under this Note becomes due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment hereof. Borrower and every endorser hereof waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note.

          If at any time or times after the date of this Note, Lender: (a) employs counsel for advice or other representation (i) to represent Lender in any litigation, contest, dispute, suit, proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower or any other person) in any way or respect relating to this Note, or (ii) to enforce any rights of Lender against Borrower; and/or (b) attempts to or enforces any of Lender's rights and remedies against Borrower or any other party primarily or otherwise liable with respect to Borrower's Liabilities, the reasonable costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of Borrower's Liabilities, payable by Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses, costs, charges and fees include reasonable attorneys' fees, costs and expenses.

          If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

          This Note is submitted by Borrower to Lender at Lender's principal place of business and shall be deemed to have been made thereat. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

          To induce Lender to accept this Note, Borrower, irrevocably, agrees that, subject to Lender's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Note, shall be litigated in courts having situs within the County of Cook, State of Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said county and state. Borrower hereby waives any right Borrower may have to transfer or change the venue of any litigation brought against Borrower by Lender in accordance with this paragraph.

          BORROWER AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed on the 5th day of March, 1997.


                                       MAGNA GROUP, INC.


                                       By:     -------------------------------
                                       Title:  -------------------------------

                                  ATTEST:

                                       By:     -------------------------------
                                       Title:  -------------------------------


                                    -3-